UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 5, 2008

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13782	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 5, 2008, Westinghouse Air Brake Technologies Corporation (the “Company”) completed its acquisition of Standard Car Truck Company (“Standard Car Truck”) pursuant to a Stock Purchase Agreement (the “Agreement”) by and among the Company, Standard Car Truck and Robclif, Inc., dated September 12, 2008.

Based in Park Ridge, Illinois, Standard Car Truck was founded in 1896 and is the worldwide leader in stabilization systems for freight cars, including engineered truck (undercarriage) components such as springs, friction wedges and wear plates. Its Barber® brand truck design is used throughout the world and holds a leading share of the North American market. Standard Car Truck also manufactures and services locomotive components, including compressors and pumps.

The Company acquired Standard Car Truck for cash of about $300 million. The Company financed the transaction with proceeds from a new, $500 million credit facility, which consists of a $200 million term loan and a $300 million revolving line of credit.

The foregoing description of the transaction consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which was filed as Exhibit 10.1 to the Company’s Third Quarter Report on Form 10-Q, filed on November 6, 2008, and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 8, 2008, the Company issued a press release announcing that it completed the acquisition of Standard Car Truck. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8–K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(d) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated December 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Alvaro Garcia-Tunon
Alvaro Garcia-Tunon
Chief Financial Officer

Date: December 9, 2008.

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release dated December 8, 2008.	Filed herewith.